UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100
BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On August 6, 2014, Chindex International, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (“Amendment No. 1”) of the Amended and Restated Agreement and Plan of Merger, dated as of April 18, 2014 (the “Amended and Restated Merger Agreement”; and, as amended by Amendment No. 1, the “Merger Agreement”), by and among the Company, Healthy Harmony Holdings, L.P., a Cayman Islands limited partnership (“Merger Parent”), and Healthy Harmony Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Merger Parent. Pursuant to the Merger Agreement, Merger Parent has agreed to acquire the Company, by means of a merger (the “Merger”), at a price of $24.00 per share (the “Merger Consideration”) of the Company’s common stock (“Common Stock”) and Class B common stock (“Class B Common Stock” and, together with the Common Stock, “Company Stock”) and on the other terms and subject to the conditions set forth in the Merger Agreement.

Amendment No. 1 updated the composition of the shares of Company Stock being rolled over in the Merger by Ms. Roberta Lipson and certain trusts related to Ms. Lipson (together, the “RL Rollover Investors”), in order to conform to the Amended and Restated Support Agreement, dated as of August 6, 2014 (the “Support Agreement”), by and among Merger Parent, TPG Asia VI, L.P., Fosun Industrial Co., Limited, the RL Rollover Investors, Elyse Silverberg and Lawrence Pemble. The Support Agreement amended and restated the support agreement previously entered into by the parties to the Support Agreement in order to re-allocate the shares the RL Rollover Investors are rolling over in the Merger such that 100% of their shares of Class B Common Stock will be rolled over, with a corresponding decrease in the number of shares of Common Stock to be rolled over. Amendment No. 1 did not amend any of the terms and conditions of the Amended and Restated Merger Agreement applicable to the Company’s unaffiliated stockholders (including the Merger Consideration).

The foregoing summaries of the Merger Agreement and the Support Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) Amendment No. 1, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, (ii) the Amended and Restated Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 21, 2014, and (ii) the Support Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on August 7, 2014. The definitive proxy statement will be sent or given to the stockholders of the Company and contains important information about the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER (OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. The proxy statement and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company website at the Investor Relations section of www.chindex.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction described herein is set forth in the definitive proxy statement described above filed with the SEC. Additional information regarding these executive officers and directors is included in the Company’s proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014.

Forward Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our representatives have made or continue to make forward-looking statements, orally or in writing, in other contexts. These forward-looking statements generally can be identified by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue” and similar expressions, or as other statements that do not relate solely to historical facts. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict or quantify. Management believes these statements to be reasonable when made. However, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, the Company may be unable to obtain stockholder approval as required for the transaction; conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the business of the Company may suffer as a result of uncertainty surrounding the transaction; the outcome of any legal proceedings related to the transaction; the Company may be adversely affected by other economic, business, and/or competitive factors; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the ability to recognize benefits of the transaction; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. These risks also include, without limitation, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, updates and additions to those “Risk Factors” in the Company’s interim reports on Forms 10-Q, Forms 8-K and in other documents filed by us with the SEC from time to time, to which we refer you.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
2.1	Amendment No. 1 of Amended and Restated Agreement and Plan of Merger, dated August 6, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
10.1	Amended and Restated Support Agreement, dated August 6, 2014, by and among Healthy Harmony Holdings, L.P., TPG Asia VI, L.P. and the Chindex International, Inc. Stockholders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Amendment No. 1 of Amended and Restated Agreement and Plan of Merger, dated August 6, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
10.1	Amended and Restated Support Agreement, dated August 6, 2014, by and among Healthy Harmony Holdings, L.P., TPG Asia VI, L.P. and the Chindex International, Inc. Stockholders named therein